Exhibit 99.1

Middleby Announces Chief Executive Officer Transition

Steve Spittle Named President and Will Succeed Tim FitzGerald as CEO on April 1, 2027

Elgin, Ill. (BUSINESS WIRE) November 5, 2026 - The Middleby Corporation (NASDAQ: MIDD) (“Middleby” or the “Company”), a global leader in commercial foodservice solutions, today announced that its Board of Directors has appointed Steve Spittle, Chief Commercial Officer, as President, effective November 5, 2026, and to succeed Tim FitzGerald as Chief Executive Officer, effective April 1, 2027. Mr. FitzGerald will continue to lead the Company as Chief Executive Officer until that date to ensure an orderly transition. Mr. Spittle will also be appointed as a member of the Company’s Board of Directors effective April 1, 2027, at which time Tim FitzGerald will step down from the Company’s Board of Directors.

The appointment follows the completion of Middleby's portfolio transformation earlier this year. In the first quarter, the Company sold a 51% stake in its Residential Kitchen business to 26North, and in July it completed the spin-off of its Food Processing business as Midera, an independent public company. Middleby is now a pure-play commercial foodservice company, and Mr. Spittle will lead it into its next chapter of growth.

“Tim has been part of Middleby for nearly three decades, and since becoming CEO in 2019 he has led the Company with vision and discipline,” said Gordon O’Brien, Chairman of Middleby. “Under his leadership, Middleby built the industry’s broadest portfolio of leading commercial foodservice brands and a reputation for innovation that the world’s leading restaurant chains and operators rely on. This year, Tim led the most significant transformation in the Company's history, creating independent, focused platforms designed to unlock value for our shareholders. Middleby is now a pure-play leader in commercial foodservice. On behalf of the entire Board, I thank Tim for his leadership and for the legacy he will leave, and we are grateful that he will continue to lead Middleby through this transition.”

“The Board is confident that Steve is the right leader for what comes next,” Mr. O’Brien continued. “Over 16 years at Middleby, Steve has worked across every part of our commercial business, and has earned the trust of our customers, our dealers and our teams. He combines a deep understanding of this industry with a clear vision for how Middleby wins in it, both now and into the future. As we enter a chapter focused on growth, innovation and operational excellence, Steve has the skills and drive to lead Middleby forward. This succession reflects the Board's deliberate planning and our full confidence in Steve. In the months ahead, Tim and Steve will work side-by-side to ensure a smooth transition for our customers, our shareholders and our teams.”

Mr. Spittle joined Middleby in 2010 and has held several leadership roles across the Company. As Chief Commercial Officer, he has led Middleby's global commercial organization and set the strategy for the Middleby Commercial Foodservice Group, overseeing sales and marketing across its brands and the Company's relationships with the world's leading restaurant chains, operators and dealers. Previously, as a group president, he managed key customer relationships and was responsible for the daily operations and P&L of some of the Company’s largest brands, including Pitco and Blodgett. He has served on the Board of Directors of the North American Association of Foodservice Equipment Manufacturers (NAFEM) since 2015, including as President for the 2024-2025 term.

“It is an honor to be named CEO of Middleby, a company I have been proud to be part of for 16 years,” said Mr. Spittle. “I started my career in this industry as a manufacturer's representative, selling many of the brands that are part of Middleby today, and I have seen this business firsthand from the customer’s side as well as from inside the operations of our own brands and at the corporate level. We have an unmatched portfolio of industry-leading brands, a culture of innovation that delivers top-line growth and margin benefits for our customers, and deep, lasting relationships built on trust. I am eager to put the full strength of this Company to work. With our transformation complete, we are focused on commercial foodservice, supported by an outstanding team around the world and a clear plan for growth and operational excellence, and I am committed to delivering on it. I want to thank Tim for his leadership, for the foundation he has built, and I look forward to working closely with him over the coming months.”

“I am proud of the company we have built, the culture we have put in place and the best team in the industry we have assembled. Middleby is well positioned for its next chapter, and with the portfolio transformation complete the timing is right for Steve, an exceptional leader, to take the Company to new heights,” said Mr. FitzGerald. “I am committed to supporting Steve and the entire Middleby team through the transition over the coming months to ensure we continue our momentum and the next chapter under Steve’s leadership gets off to a strong start. I am grateful for the opportunity to have led Middleby, and I thank our team and all of our industry partners for their trust and support over the years.”

Conference Call

Middleby is also reporting its third quarter 2026 results today, Thursday, November 5, 2026. The Company will host a conference call at 10 a.m. Eastern/9 a.m. Central Time. The conference call is accessible through the Investor Relations section of the company website at www.middleby.com. If website access is not available, attendees can join the conference by dialing (844) 676-5090, or (412) 634-6754 for international access. The conference call will be available for replay from the company’s website.

About The Middleby Corporation

The Middleby Corporation is a global leader in commercial foodservice solutions. The well-known Middleby brands develop and manufacture a broad portfolio of innovative products for commercial kitchens worldwide. Middleby serves a diverse customer base with equipment and technology offerings that include cooking, warming, beverage, ice and IoT while proudly showcasing its advanced foodservice solutions in four state-of-the-art Middleby Innovation Kitchens across North America and Europe. For more information about Middleby, please visit www.middleby.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this press release or otherwise attributable to the company regarding the company's business which are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the company’s anticipated leadership transition and future strategy and performance. The company cautions investors that such statements are estimates of future performance and are highly dependent upon a variety of important factors that could cause actual results to differ materially from such statements. Such factors include variability in financing costs; quarterly variations in operating results; dependence on key customers; international exposure; foreign exchange and political risks affecting international sales; changing market conditions; the impact of competitive products and pricing; the timely development and market acceptance of the company's products; the availability and cost of raw materials; the costs, profitability, timing and the financial impact of, and charges associated with, the company’s discontinuing of its brewing businesses; and other risks detailed herein and from time-to-time in the company's SEC filings. Any forward-looking statement speaks only as of the date hereof, and the company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Investor relations inquiries:
Rebecca Ellin

SVP of Corporate Development and Investor Strategy

rellin@middleby.com

Media inquiries:
Darcy Bretz

VP of Corporate Communications

dbretz@middleby.com

Kate Schneiderman

Managing Director, ICR

middleby@icrinc.com